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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 30, 1998


          CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1998, providing for the issuance of the
       CWABS, INC., Mortgage Pass-Through Certificates, Series 1998-14).


                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

          Delaware                    333-37539               95-4596514
----------------------------         ------------         -------------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)



    4500 Park Granada
    Calabasas, California                                        91302
   -----------------------                                    ----------
    (Address of Principal                                     (Zip Code)
    Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------
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Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1998-14.

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1998-14, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("ML"), as one of the underwriters of the Underwritten Senior Certificates, has prepared certain materials (the "ML Computational Materials") for distribution to its potential investors. Countrywide Securities Corporation ("CSC"), as one of the Underwriters of the Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to their potential investors. Although the Company provided ML and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the ML Computational Materials or the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The ML Computational Materials, listed as Exhibit 99.1 hereto and the CSC Computational Materials, listed as Exhibit 99.2 hereto are filed on Form SE dated July 30, 1998.



---------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 25, 1998 and the prospectus supplement dated July 27, 1998, of CWABS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1998-14.






Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1  ML Computational Materials.
               filed on Form SE dated July 30, 1998.

         99.2  CSC Computational Materials.
               filed on Form SE dated July 30, 1998.






                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWABS, INC.



                                  By: /s/ David Walker
                                     ------------------------
                                      David Walker
                                      Vice President

Dated:  July 27, 1998






Exhibit Index
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Exhibit                                                                  Page
-------                                                                  ----

99.1      ML Computational Materials
          filed on Form SE dated July 30, 1998.

99.2      CSC Computational Materials
          filed on Form SE dated July 30, 1998.






                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599




                                                 July 27, 1998


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


                  Re:   CWABS, Inc.
                        Mortgage Pass-Through Certificates, Series 1998-14
                        --------------------------------------------------



Ladies and Gentlemen:

     On behalf of CWABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

     Pursuant to a continuing hardship exemption letter dated November 6, 1996, as provided in Rule 202 of Regulation S-T, Exhibits 99.1 and 99.2 will be filed on July 27, 1998 in paper on Form SE.




                                                   Very truly yours,

                                                   /s/ Amy Sunshine

                                                   Amy Sunshine

Enclosure